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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 17, 1998
                        ---------------------------------


                    ORIGINAL ITALIAN PASTA PRODUCTS CO., INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  MASSACHUSETTS
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

        0-16161                                          04-2877789
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


     32 AUBURN STREET, CHELSEA, MA.                       02150
     ------------------------------                       -----
(Address of Principal Executive Offices)                (Zip Code)

                                 (617) 884-5211
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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                                TABLE OF CONTENTS

                                    FORM 8-K

                                FEBRUARY 17, 1998



Item                                                                      Page
----                                                                      ----

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS                              1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                 1

SIGNATURE                                                                  2

EXHIBITS                                                                   E-1



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 17, 1998, Original Italian Pasta Products Co., Inc. (the "Company") transferred substantially all of its assets (the "Assets") to ConAgra, Inc., a Delaware corporation ("ConAgra") pursuant to an Asset Purchase Agreement dated as of January 9, 1998 (the "Agreement"). The purchase price for the Assets was $3,198,048, subject to certain adjustments, as more particularly described in the Agreement, a copy of which is filed herewith as an exhibit. The sale price for the Assets was determined through negotiations between ConAgra and the Company's Board of Directors. The sale of the Assets pursuant to the Agreement was approved by the stockholders of the Company at the Company's Special Meeting of Shareholders held on February 17, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

                  Not applicable.

         b. Pro forma financial information.

                  Not applicable.

         c.       Exhibits.

                  The following exhibits are filed with this report.

                   Exhibit
                     No.                        Title
                     ---                        -----

                      2 Asset Purchase Agreement by and among ConAgra, Inc. and Original Italian Pasta Products Co., Inc. dated as of January 9, 1998.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Original Italian Pasta Products Co., Inc.



Dated:  February 26, 1998              By  /s/Paul K Stevens
                                           -----------------
                                           Paul K. Stevens
                                           President



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                                  EXHIBIT INDEX


Exhibit
    No.                                                     Title

      2 Asset Purchase Agreement by and among ConAgra, Inc. and Original Italian Pasta Products Co., Inc. dated as of January 9, 1998.